Supplement Dated May 1, 2022
To the Product Prospectuses for:

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account S

Lincoln CVUL Series III Elite	Lincoln Corporate Variable 4
LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

LLANY Separate Account S for Flexible Premium Variable Life Insurance

Lincoln CVUL Series III Elite	Lincoln Corporate Variable 4
This Supplement outlines changes to the investment options under your Policy. All other provisions outlined in your prospectus, as supplemented, remain unchanged. This Supplement is for informational purposes and requires no action on your part.

Effective June 3, 2022, the following fund will be available as a new investment option under your Policy.

Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.
•	LVIP BlackRock Global Allocation Fund (Standard Class): High total investment return.
The following fund mergers will take place on the effective date, as stated below.

Effective Date	Merging Fund	Acquiring Fund
June 3, 2022	LVIP T. Rowe Price 2010 Fund	LVIP JPMorgan Retirement Income Fund
June 17, 2022	LVIP Franklin Templeton Multi-Asset Opportunities Fund	LVIP BlackRock Global Allocation Fund

For complete details related to the funds, including the fees, investment strategies, and risks of the funds, please refer to each Underlying Fund prospectus found on www.lfg.com/VULprospectus.

Please retain this Supplement for future reference.